SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2006

ITEX Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-18275	93-0922994
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

3625 – 132nd Ave SE, Suite 200, Bellevue, WA	98006
(Address of principal executive offices)	(Zip code)

Registrant’s telephone, including area code  (425) 463-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

          On April 3, 2006, ITEX Corporation issued a press release announcing: key measurable performance metrics for February and March; that a franchisee in New York exceeded $20,000,000 in transaction volume; and that it had repurchased 300,000 shares of its common stock.  A copy of the press release is furnished as Exhibit 99.1 to this report.  The attached Exhibit 99.1 is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated April 3, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation
(Registrant)

Date: April 3, 2006	By:	/s/ Steven White

Steven White
Chief Executive Officer